UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2014

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APT MOTOVOX GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-165406	27-1668227
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8844 Hillcrest Road, Kansas City, Missouri 64138
(Address of Principal Executive Office) (Zip Code)

816-767-8783
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

On July 3, 2014, APT MotoVox Group, Inc. issued a convertible promissory note in the amount of $335,000, comprised of 5 tranches, to Inter-Mountain Capital Corp. The Company is to pay the principal amount plus 10% interest on April 3, 2015, to the extent such principal and interest amount of each tranche has been executed and has not been repaid or converted into the Company's Common Stock.  The initial tranche of $100,000 was executed on July 3, 2014.  Two of the remaining 4 equal tranches of $50,000 were executed on July 23, 2014 and August 4, 2014, respectfully.  Two tranches remain available for execution.
On July 29, 2014, APT MotoVox Group, Inc. issued a convertible promissory note in the amount of $100,000 to WHC Capital, LLC. The Company is to pay the principal amount plus 9% interest on April 4, 2015, to the extent such principal amount and interest has not been repaid or converted into the Company's Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

APT MOTOVOX GROUP, INC.

Date: August 5, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey President, Director and Principal Executive Officer